Other gains (Tables)	12 Months Ended
Dec. 31, 2022
Expenses by nature [abstract]
Summary of Other Gains

TCHF	2022	2021
Gain from adjustment in fair value of contingent liabilities (note 18)	8,892	—
Gain from reversal of impairment on financial assets (i)	453	—
Reversal of impairment losses on receivables	235	—
Income from sublease agreements	94	87
Write-off of liabilities due to a former subsidiary	—	891
Write-off of old liabilities	—	168
Various other	247	25

Total other gains	9,921	1,171

(i)
In 2020, the Group had provided a loan of TUSD 500 (TCHF 488) to NeuroRx, Inc. for the development of
RLF-100
as part of a collaboration agreement. The loan was repaid in April 2022 pursuant to its terms. The impairment allowance, which was recognized in prior periods, was reversed in 2022 resulting in a gain of TCHF 488. This gain was recognized in ‘other gains’ for TCHF 453 and within ‘financial income’ for TCHF 35 in the statement of comprehensive loss.